                                                                   Exhibit 10.26

BIOMIMETIC
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THERAPEUTICS

December 21, 2005

Mary Jane Helenek, R.Ph., M.S., M.B.A.
President and CEO
Luitpold Pharmaceuticals, Inc.
One Luitpold Drive
Shirley, NY 11967

Re:   Transfer Price Adjustment for
      GEM 21S(R) Growth-factor Enhanced Matrix

Dear Mary Jane:

In accordance with Section 4.3 of our December 9, 2003 Manufacturing and Supply
Agreement ("MSA") and the ongoing discussions with which we have had, effective immediately with the next shipment received the price of the Licensed Products under our MSA is hereby adjusted to ** per Unit for 2006 (ie no additional increase for 2006). In addition, BioMimetic agrees to provide Luitpold with a volume discount that will apply to purchases made after **. In view of the upcoming holidays, we will provide you with a specific proposal regarding the volume discount shortly after the first of the year.

In addition, BioMimetic agrees to use its best efforts to:

      (1) work with Luitpold to reach an agreement under which title to the
      Licensed Products will transfer to Luitpold in New York, provided that
      Luitpold continues to be responsible for the current shipping costs and risks; and

      (2) continue with the currently planned stability studies that our staffs discussed during their conference call yesterday and the requisite regulatory filings that will permit room temperature shipping of the
      Licensed Products.

Finally, as we discussed earlier today, if we ultimately enter into a manufacturing agreement under which Luitpold assumes responsibility for the final stages of our manufacturing process, Luitpold should realize a significant savings in its shipping

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   BioMimetic Therapeutics, Inc.  389-A Nichol Mill Lane, Franklin, TN 37067
                  Phone 615-844-1280   www.biomimetics.com

**  REPRESENTS MATERIAL WHICH HAS BEEN REDACTED AND SEPARATELY FILED WITH THE
    SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
    TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Mary Jane Helenek, R.Ph., M.S., M.B.A.
December 21, 2005

expenses. Such savings shall be maintained by Luitpold, and BioMimetic does not expect to share in those savings.

Please acknowledge this price adjustment by countersigning this letter and returning a copy to me.

Best regards,

/s/ Samuel E. Lynch
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Samuel E. Lynch, D.M.D., D.M.Sc.
President & CEO

cc:   Dr. Charles Hart
      Peter S. Reichertz

AGREED AND ACKNOWLEDGED:

/s/ Mary Jane Helenek
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